International Steel Group Inc. Investor Meeting September 13, 2004

Statements made during this presentation (including those contained in these slides) that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties that may cause actual results or events to differ materially from those expressed or implied in such statements. These statements contain time-sensitive information that reflects management's best analysis as of the date of this presentation. ISG does not undertake any ongoing obligation, other than that imposed by law, to publicly update or revise any forward-looking statements to reflect future events, information or circumstances that arise after the date of this presentation. Further information concerning issues that could materially affect financial performance related to forward-looking statements can be found in ISG's filings with the Securities and Exchange Commission. Forward-Looking Statements

Rodney Mott President and Chief Executive Officer

Key Investment Highlights Industry fundamentals remain strong Leader in North American markets Modern facilities and value-added product mix Competitive cost structure Highly productive culture "New" labor contract No "legacy" costs Significant opportunities for revenue / earnings growth Disciplined financial strategy and conservative capital structure

N.A. Consolidation Improved Fundamentals Future ? Birmingham Steel Inland Steel Rouge Industries Today Inland Steel Rouge Industries

Favorable Macroeconomic Environment Continued growth in China and other emerging markets Improving world economies especially Japan and Germany Continued U.S. economic growth Lower imports Weaker U.S. dollar High ocean-going freight cost Currency and delivery risks for customers Domestic steel producers improved competitiveness -- consolidations / restructurings / new labor agreements

ISG has Become a Leading N.A. Producer Source: GS Equity Research, represents raw steel estimates for North American production only. Gerdau is pro forma for North Star acquisition % of N.A. Capacity ISG Nucor US Steel Gerdau Ameristeel Dofasco Stelco AK Steel Ispat Inland Steel Dynamics Ipsco East 22 22 20 8.8 6 6 5.7 5.5 4.2 3.5 14.2% 14.2% 12.9% 5.7% 3.9% 3.9% 3.7% 3.5% 2.7% 2.3%

Production Facilities Close to Key Customers Steelton Coatesville Sparrows Point Conshohocken Burns Harbor Cleveland Lackawanna Hennepin Columbus Coatings Riverdale Indiana Harbor Steel making and processing facilities Processing facilities Research center Research Center Weirton Georgetown

Modern Value-Adding Facilities Significant production flexibility 9 blast furnaces 6 hot strip mills 10 cold mills 15 galvanizing lines 4 plate mills

Cost Competitive Facilities Source: Metal Strategies, based on March 2004 Includes SG&A but excludes legacy costs and financial costs N.A. Hot Band Operating and Overhead Costs ($/ton) ISG-BH US-Gary Wheeling ISG-Cleve USS-GL ISG-IH USS-MV Weirton USS-GC ISG-SP Ispat Inland Stelco-LE USS-FF Dofasco WCI CSI NS-BHP Algoma SDI AK Steel-Mid Gallatin Nucor-Berk Nucor-Hick Rouge Nucor-Craw Ipsco-Reg Duferco Stelco-Ham Beta 280 284 292 300 306 309 328 334 336 336 344 344 350 350 351 352 355 357 360 361 362 372 376 379 396 271 289 295 316

Highly Productive Culture Lean and efficient work force Small corporate staff Less operating supervision and staff USWA Job consolidations and flexibility Motivated work force Union cooperation and leadership Effective production bonus Empowered workers Profit sharing Decentralized management organization Focus on return on capital employed

Uniquely Qualified Management Team Metals industry experience at Nucor, US Steel, Bethlehem, LTV, National Steel, Acme and Pechiney Extensive mini-mill and integrated experience Start-ups and turnarounds Centralized and decentralized structures Value-added and commodity products Union and non-union environment

Executing Our Strategy Growing market share Targeting key customers for growth Reducing / stabilizing raw material costs Optimizing existing assets .. . . To Achieve Our Overall Objective to Increase Stockholder Value

Growing Market Share Automotive Construction Appliances Cut Plate Rail Tin Market Size (mm tons) 16 20 5 4 0.7 4 Target Contract Vol. 85% 50% 90% 55% 75% 95%

Targeting Key Customers for Growth Appliance Consumer durables Power tools Lawn & garden Furniture Shelving, racks Construction Metal buildings Specialty plate Machinery Selected Customers Applications Automotive Exposed panels Automobile frames Suspension Safety restraints

Reducing / Stabilizing Coke Cost Coke Requirements: 2004 - 5.7 mm tons 2005 - 6.9 mm tons Sources: 2004 2005 Internally generated 40% 33% Long-term contracts 30 52 Spot purchases 30 15 Strategy Reduce spot purchases through long-term contracts Sun Coke Agreement DTE Coke Supply Agreement Reduce coke usage

Optimizing Existing Assets Produce products closer to our customers. Match customer requirements / products to our facilities. Achieve longer production runs by consolidating like product on specific mills. Allocate and distribute the supply of semi-finished steel and sources of certain raw materials among our steel-producing facilities. Maximize use of finishing facilities.

Long Term Growth Opportunities International Acquisitions Yield Enhancements Value-Added Processing Capabilities Facility Coordination Raw Materials Supply Domestic Acquisitions Opportunities for Earnings and Revenue Growth

Len Anthony Chief Financial Officer

Financial Objectives and Strategy Objectives: Achieve levels of profitability (ROCE) that will consistently increase stockholder value Maintain adequate liquidity Achieve / maintain investment grade credit statistics Strategy: Manage capital expenditures and working capital to achieve ROCE targets Obtain new revolving credit arrangement Retain earnings Build world class financial organization through people, processes and systems

3Q03 4Q03 1Q04 2Q04 Shipments (tons mm) 2.9 3.5 3.8 3.8 Avg. Sales / ton $496 $405 $459 $546 Contract Mix 40% 45% 60% 65% Operating Income ($ mm) $(15) $53 $86 $130 EBITDA / ton $5 $23 $30 $42 Diluted EPS $(0.24) $(0.57) $0.68 $0.93 Improving Performance

3Q03 4Q03 1Q04 2Q04 2Q04 2Q Conf. Call Guidance for 3Q04 Shipments (tons mm) 2.9 3.5 3.8 3.8 3.8 Up Slightly Avg. Sales / ton $496 $405 $459 $546 $546 $50 + Contract Mix 40% 45% 60% 65% 65% No Change Operating Income ($ mm) $(15) $53 $86 $86 $130 + 75% EBITDA / ton $5 $23 $30 $42 $42 $65 Diluted EPS $(0.24) $(0.57) $0.68 $0.93 $0.93 Improving Performance

Improving 3Q04 Outlook 2Q04 EBITDA / Ton $42 Key Changes - 3Q04 vs. 2Q04: Revenue + + Costs: Ore / Other - VEBA / Profit Sharing - Net Change $33 - $38 3Q04 Est. EBITDA / Ton $75 - $80 3Q04 Est. Diluted EPS $2.00 - $2.10

Major Sources and Uses of Funds - 2004 Major Sources: Net Income ++ Depreciation / Amortization $135 Asset Sales 50 Debt - Net 230 Total Major Sources $415 + Net Income Major Uses: Working Capital $100 - $150 Capital Expenditures 275 - 300 Acquisitions 210 Total Major Uses $585 - $660 +/-

Cash $194 $362 Total Debt and Cap. Leases, (incl. current portion): Term Loans / Senior Unsecured Notes 267 600 Cap. Leases & Other Debt 356 276 Total Debt $622 $876 Other Long-Term Liabilities1 279 314 Total Liabilities $901 $1,190 Stockholders' Equity 949 1,108 Total Capitalization $1,850 $2,298 Total Liab. / Total Capitalization 49% 52% Total Liab. - Net / Total Cap. 38% 36% Liquidity $433 $560 Conservative Capital Structure (Millions of Dollars) 12/31/03 6/30/04 1: Other includes environmental liabilities and other long-term obligations

Economic and Steel Market Outlook Domestic GDP growth Exchange rates Domestic steel consumption Steel imports Hot Rolled Sheet Prices and Scrap Prices

U.S. Real GDP 2000 2001 2002 2003 2004E 2005E 2006E East 0.038 0.003 0.024 0.031 0.044 0.036 0.033 Source: Metal Strategies Inc., July - August 2004

Exchange Rates 2000 2001 2002 2003 2004E 2005E 2006E East 102.9 110.7 111.1 105.3 100.8 102.5 103 Source: Metal Strategies Inc., July - August 2004 (US$ Trade-Weighted Index 1996 = 100)

Domestic Steel Consumption 2000 2001 2002 2003 2004E 2005E 2006E East 132 116 118 121 126 133 133 Source: Metal Strategies Inc., July - August 2004 - Apparent domestic steel consumption (domestic shipments plus finished steel imports less exports). (Tons in Millions)

Total Steel Imports 2000 2001 2002 2003 2004E 2005E 2006E Finished 29.4 23.6 23.8 18.3 20.5 22.5 23 Semi-finished 8.6 6.4 8.8 4.8 5.5 7 8.5 Source: Metal Strategies Inc., July - August 2004 (Tons in Millions) 38 30 31 23 26 30 32 Semi- Finished Finished

Hot Rolled Sheet Prices and Scrap Prices 2000 2001 2002 2003 2004E 2005E 2006E East 298 227 320 282 582 598 486 East 98 74 94 122 240 255 215 Source: Metal Strategies Inc., July - August 2004 ($ per Net Ton) #1 Heavy Melt

Current Views About ISG for 2005 Average Prices Higher Annual Shipments Higher Average Cost Raw Materials Lower Coke Iron Ore Scrap Energy Flat Natural gas Electricity Employment Higher VEBA Profit sharing 2005 vs. 2004

Planned Capital Expenditures Capital expenditures: $275 to $300 million in 2004 $425 million in 2005 2004 / 2005 strategic capital expenditures include: Burns Harbor blast furnace / caster Cleveland CAL conversion to HDG Potential high return projects under consideration: Coke projects Slab supply Burns Harbor LMF

Key Investment Highlights Industry fundamentals remain strong Leader in North American markets Modern facilities and value-added product mix Competitive cost structure Highly productive culture "New" labor contract No "legacy" costs Significant opportunities for revenue / earnings growth Disciplined financial strategy and conservative capital structure

International Steel Group Inc.